EVERGREEN MONEY MARKET FUNDS
                          SUPPLEMENT TO THE PROSPECTUS
                               DATED JUNE 1, 2004


I.       Evergreen Money Market Funds

         The prospectus for Evergreen Money Market Fund and Evergreen U.S. Government Money Market Fund (the "Funds") is hereby supplemented as follows:

         The Funds' Board of Trustees has approved limiting sales of Class B and Class C shares of Evergreen Money Market Fund to existing shareholders and to exchange transactions out of another mutual fund within the Evergreen family of funds. Effective after close of business on December 31, 2004, Class B and Class C shares of Evergreen Money Market Fund will be available for purchase only by existing shareholders as of that date and prospective shareholders making an exchange out of another mutual fund within the Evergreen family of funds.

         The Funds' Board of Trustees has also approved the liquidation of Class B, Class C and Class I shares of Evergreen U.S. Government Money Market Fund, which is expected to occur on or about March 7, 2005. Effective after close of business on December 17, 2004, shares of Evergreen U.S. Government Money Market Fund will no longer be available for purchase by either new or existing shareholders, except that participants in self-directed, employer-sponsored retirement plans who were investing through automatic payroll deduction programs as of November 30, 2004, will be allowed to continue to invest in the Fund by means of automatic payroll deductions through January 31, 2005. Further related details will be provided to shareholders in the Fund in advance of the liquidation date.


December 9, 2004                                                  572168 (12/04)